SCHEDULE 14C INFORMATION STATEMENT
           Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Information Statement

ASDAR Group

Commission File Number: 000-13577

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             applies: ________________________________________________

        2) Aggregate number of securities to which transaction applies: ________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             _________________________________________________________

        4)   Proposed maximum aggregate value of transaction:_________

        5)   Total fee paid:__________________________________________

[ ]  Fee paid previously with preliminary materials.

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     Exchange Act Rule 0-11(a)(2) and identify the filing  for  which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:__________________________________

        2)   Form, Schedule or Registration Statement No.:____________

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        4)   Date Filed:______________________________________________



                             ASDAR Group
                 1239 West Georgia Street, Suite 3004
             Vancouver, British Columbia, Canada V6E 4R8

                      NOTICE OF ACTION TAKEN BY
                     WRITTEN CONSENT OF MAJORITY
                             SHAREHOLDERS

DEAR SHAREHOLDERS:

    We are writing to advise you that ASDAR Group will change its name to Precise Life Sciences Ltd. The name change was approved on April 3, 2002, by unanimous approval of our Board of Directors. In addition, shareholders holding a majority of our outstanding common stock approved the name change by written consent in lieu of a meeting on April 4, 2002, in accordance with the relevant sections of Nevada General Corporation Law. The name change will not be effective until we amend our Amended and Restated Articles of Incorporation by filing a Certificate of Amendment to our Amended and Restated Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificate of Amendment twenty days after this information statement is first mailed to our shareholders.

    Our purpose in changing our name was to reflect the fact that the Company intends to pursue, as part of its business, development and commercialization of medical-related technology. We believe that acquiring interests in medical related technology will increase the total value of the corporation to our investors.

    No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about April 5, 2002.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


  By order of the Board of Directors,

 /s/ Conrado Beckerman
     --------------------
     Conrado Beckerman
     CHAIRMAN AND PRESIDENT

Vancouver, British Columbia, Canada
April 5, 2002


                             ASDAR Group
                 1239 West Georgia Street, Suite 3004
             Vancouver, British Columbia, Canada V6E 4R8


                   INFORMATION STATEMENT REGARDING
                  ACTION TAKEN BY WRITTEN CONSENT OF
                       MAJORITY OF SHAREHOLDERS


We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of a majority of our shareholders on April 4, 2002, in accordance with the relevant Sections of the Nevada General Corporation Law. This action was taken by 11 persons or entities which collectively own in excess of the required majority of our outstanding common stock necessary for the adoption of the action.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

    This information statement is being mailed on or about April 5, 2002 to shareholders of record on February 28, 2002. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

    On April 3, 2002, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Amended and Restated Articles of Incorporation to change our corporate name to "Precise Life Sciences Ltd." On April 4, 2002, 11 shareholders which collectively own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the name change by action taken by written consent. The full text of the proposed amendment to the Amended and Restated Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION

    Our Board of Directors believes it is desirable to change the name of the Company to "Precise Life Sciences Ltd." in order to reflect the fact that the Company intends to pursue, as part of its business, development and commercialization of medical related technology. We believe that acquiring interests in medical related technology will increase the total value of the corporation to our investors.

PROCEDURE FOR APPROVAL OF NAME CHANGE; VOTE REQUIRED

    The Nevada General Corporation Law requires that, in order for us to amend our Amended and Restated Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada General Corporation Law also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

    On February 28, 2002, the record date for determination of the shareholders entitled to receive this Information Statement, there were 15,593,106 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Amended and Restated Articles of Incorporation to effect the name change. By Action of Written Consent, dated April 4, 2002, holders representing 8,396,139shares of common stock or 53.84% of the shares of common stock approved the name change.

EFFECTIVE DATE OF AMENDMENT

    The amendment to our Amended and Restated Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Amended and Restated Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF SIMPLE TECHNOLOGY STOCK

    The change in the name of ASDAR Group will be reflected in its stock records by book-entry in ASDAR Group's records. For those shareholders that hold physical certificates, please do not destroy or send to ASDAR Group your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTER'S RIGHTS

    The Nevada General Corporation Law does not provide for dissenters' right of appraisal in connection with the name change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of ASDAR Group.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the
beneficial ownership of the shares of our common stock as of February 28, 2002, except as noted in the footnotes below, by:

    - Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

    - Each of our executive officers;

    - Each of our directors; and

    - All of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of February 28, 2002, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of February 28, 2002, 15,593,106 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table

                                                                     Percent
Name and Address                                  Common Shares    of Ownership
---------------------------------                 -------------    ------------
Robert Waters(1)
945 Marine Drive, Suite 911
W. Vancouver, BC V7T 1A8                              168,000          1.08%

2U Online.com, Inc.
1288 Alberni Street, Suite 806
Vancouver, BC V6E 4N5                               4,880,039         31.30%

All directors and executive officers as a group       168,000          1.08%
(1) Officer and/or Director of the Company